UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2015

TERRA TECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54358	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700 Von Karman, Suite 100 Newport Beach, California 92660
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 447-6967

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On March 27, 2015, Terra Tech Corp. (the “Company”) held its first stockholder conference call to discuss its operations. An audio replay of the conference call will be available at http://www.smallcapvoice.com/trtc/ for those who could not attend. A transcript of this conference call is furnished herewith as Exhibit 99.1.

The information in this Item 2.02 of Form 8-K, including the accompanying exhibit, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Transcript of the March 27, 2015 Conference Call

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA TECH CORP.

Date: April 1, 2015	By:	/s/ Derek Peterson
Derek Peterson
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of the March 27, 2015 Conference Call

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